Filed pursuant to Rule 497(a)

under the Securities Act of 1933,

as amended, File No. 333-172987

Rule 482 ad

Ares Announces $320 million Initial Public Offering of Ares Dynamic Credit Allocation Fund (NYSE: ARDC)

LOS ANGELES — November 28 — Ares Management LLC is pleased to announce the successful initial public offering of Ares Dynamic Credit Allocation Fund, Inc. (“ARDC” or the “Fund”).  The Fund priced an offering of 16 million shares at a price of $20.00 per share, for a total issuance of $320 million.  The total issuance may reach up to $368 million should the underwriters exercise their over-allotment option in full, which may or may not occur.  Shares will commence trading today on the New York Stock Exchange (NYSE) under the symbol “ARDC”.  Closing of the offering is expected to occur on November 30, 2012, subject to customary closing conditions.

ARDC seeks to provide an attractive level of total return primarily through current income and, secondarily, through capital appreciation, by investing primarily in a broad, dynamically managed portfolio of  credit investments.  In seeking to achieve its investment objective, the Fund will invest in senior secured loans, high yield corporate bonds and investment grade-rated collateralized loan obligations.  ARDC will dynamically allocate its portfolio among investments in the various targeted credit markets to seek to manage interest rate and credit risk and the duration of the Fund’s portfolio.

The lead managing underwriters were UBS Investment Bank, BofA Merrill Lynch, Citigroup, Morgan Stanley and Wells Fargo Securities.

Shares of closed-end investment companies usually trade on a national stock exchange, and these shares frequently trade at a discount to their net asset value, which may increase investors’ risk of loss.

ARDC is a newly organized, non-diversified, closed-end management company with no operating history. Investors should consider the investment objectives and policies, risk considerations, charges and expenses of ARDC carefully before investing. For a prospectus which contains this and other information relevant to an investment in ARDC  please contact your securities representative. Investors should read the prospectus carefully before they invest. There can be no assurance that ARDC will be able to achieve its investment objective or structure its investment portfolio as anticipated.

This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.

About Ares Management

Ares Management LLC is a global alternative asset manager and SEC registered investment adviser with approximately $56 billion of committed capital under management and over 550 employees. The firm is headquartered in Los Angeles with professionals also located across the United States, Europe and Asia and has the ability to invest in all levels of a company’s capital structure - from senior debt to common equity. The firm’s investment activities are managed by dedicated teams in its Capital Markets, Commercial Real Estate, Private Debt and Private Equity investment platforms. The investment adviser of ARDC is Ares Capital Management II LLC, an affiliate of Ares Management LLC.  For more information about Ares, please visit www.aresmgmt.com.

Investor Contact:

Ares Management LLC

Julie Greenman

(310) 921-7267

jgreenman@aresmgmt.com